UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

CVR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500

Sugar Land, Texas 77479

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 3, 2026, CVR Energy, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Jefferies LLC, as representatives of the several underwriters named on Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell 10,515,248 shares of its common stock, par value $0.01 per share (“Common Stock”), to the Underwriters at a price to the public of $47.55 per share (the “Offering”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 1,577,287 additional shares of Common Stock at the public offering price, less underwriting discounts and commissions. The Offering closed on November 5, 2026.

Net proceeds to the Company, after deducting underwriting discounts and commissions and before offering expenses payable by the Company, were approximately $490.0 million. The Company intends to use the net proceeds from the Offering, together with cash on hand and the net proceeds from certain other financing transactions, to finance the previously disclosed acquisition of the St. Paul Park and Mandan refineries and related marketing and logistics assets from certain subsidiaries and affiliates of Marathon Petroleum Corporation (the “Acquisition”), redeem the Company’s outstanding 5.750% Senior Notes due 2028 (the “2028 Notes”) and pay related fees and expenses. If the Acquisition is not consummated, the Company intends to use the net proceeds from the Offering for general corporate purposes. The pricing terms of the Offering have been approved by the Company’s Board of Directors upon the recommendation of a special committee of the Company’s Board of Directors comprised entirely of independent and disinterested directors. This Current Report does not constitute a notice of redemption for, nor an offer to purchase, the 2028 Notes or any other securities.

The Underwriting Agreement contains customary representations, warranties and agreements of the parties, and customary conditions to closing, obligations of the parties and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and to contribute to payments the Underwriters may be required to make in respect of those liabilities.

The Offering was made pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-291199), filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2025, as supplemented by a preliminary prospectus supplement, filed with the SEC on November 3, 2026, and a final prospectus supplement, dated November 3, 2026, filed with the SEC on November 5, 2026.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated into this Item 1.01 by reference.

A copy of the opinion of Proskauer Rose LLP relating to the validity of the shares of Common Stock offered by the Company is filed herewith as Exhibit 5.1.

Item 7.01.	Regulation FD Disclosure.

On November 3, 2026, the Company issued a press release announcing the proposed Offering. A copy of the press release is furnished herewith as Exhibit 99.1.

On November 3, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished herewith as Exhibit 99.2.

The information in this Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current estimates, expectations and projections about future prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the intended use of the net proceeds from the Offering, the consummation of the Acquisition, the Company’s other financing transactions and the intended redemption of the 2028 Notes. You can generally identify forward-looking statements by our use of forward-looking terminology such as “outlook,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” “upcoming,” “before,” “future,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Investors are cautioned that various factors may affect these forward-looking statements, including (among others) the failure to satisfy the conditions to the closing of the Acquisition, including required regulatory approvals for the Acquisition; the Company’s ability to complete its other financing transactions on acceptable terms or at all; market conditions; and delays in, or the failure to complete, the intended redemption of the 2028 Notes. For additional discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in the prospectus supplement relating to the Offering, our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other Securities and Exchange Commission filings. These and other risks may cause our actual performance or achievements to differ materially from any future performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1*	Underwriting Agreement, dated as of November 3, 2026, by and among CVR Energy, Inc., Barclays Capital Inc. and Jefferies LLC, as representatives of the several underwriters named on Schedule I thereto.

5.1*	Opinion of Proskauer Rose LLP.

23.1*	Consent of Proskauer Rose LLP (included in Exhibit 5.1).

99.1†	Press Release, dated November 3, 2026, issued by CVR Energy, Inc. announcing the proposed Offering.

99.2†	Press Release, dated November 3, 2026, issued by CVR Energy, Inc. announcing the pricing of the Offering.

104*	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*	Filed herewith.
†	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026

CVR Energy, Inc.

By:	/s/ Richard J. Roberts, Jr.
Richard J. Roberts, Jr.
Interim Chief Financial Officer, Vice President - Financial Planning & Analysis and Investor Relations